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              MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                             SERIES 1994-3
               CHEVY CHASE MASTER CREDIT CARD TRUST

RECEIVABLES

Beginning of the Month Principal Receivables:              $  2,383,453,757.66
Beginning of the Month Finance Charge Receivables:         $    116,569,294.94
Beginning of the Month Discounted Receivables:             $              0.00
Beginning of the Month Total Receivables:                  $  2,500,023,052.60


Removed Principal Receivables:                             $              0.00
Removed Finance Charge Receivables:                        $              0.00
Removed Total Receivables:                                 $              0.00

Additional Principal Receivables:                          $     40,401,250.85
Additional Finance Charge Receivables:                     $        181,973.70
Additional Total Receivables:                              $     40,583,224.55


Discounted Receivables Generated this Period:              $              0.00


End of the Month Principal Receivables:                    $  2,371,940,283.57
End of the Month Finance Charge Receivables:               $    109,552,781.03
End of the Month Discounted Receivables:                   $              0.00
End of the Month Total Receivables:                        $  2,481,493,064.60


Special Funding Account Balance                            $              0.00
Aggregate Invested Amount (all Master Trust Series)        $  2,092,265,625.00
End of the Month Seller Amount                             $    279,674,658.57
End of the Month Seller Percentage                                       11.79%


PERFORMANCE SUMMARY


End of the Month Delinquencies:                                 RECEIVABLES

   30-59 Days Delinquent                                   $     56,743,849.89
   60-89 Days Delinquent                                   $     39,416,381.22
   90+ Days Delinquent                                     $     76,490,980.32

   Total 30+ Days Delinquent                               $    172,651,211.43
   Delinquent Percentage                                                  6.96%

Defaulted Accounts During the Month                        $     21,262,417.42
Annualized Default Percentage                                            10.71%

Principal Collections                                      $    252,503,676.02
Principal Payment Rate                                                   10.59%

Total Payment Rate                                                       11.95%


INVESTED AMOUNTS


   Class A Initial Invested Amount        $ 234,240,000.00



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   Class B Initial Invested Amount        $  21,760,000.00

INITIAL INVESTED AMOUNT                                    $    256,000,000.00

   Class A Invested Amount                $           0.00
   Class B Invested Amount                $  42,500,000.00

INVESTED AMOUNT                                            $     42,500,000.00

FLOATING ALLOCATION PERCENTAGE                                            2.98%
PRINCIPAL ALLOCATION PERCENTAGE                                          20.71%


MONTHLY SERVICING FEE                                      $        118,489.58

INVESTOR DEFAULT AMOUNT                                    $        633,620.04


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                              40.22%

   Class A Finance Charge Collections     $     590,843.56
   Other Amounts                          $           0.00

TOTAL CLASS A AVAILABLE FUNDS                              $        590,843.56


   Class A Monthly Interest               $     139,811.52
   Class A Servicing Fee                  $      47,656.25
   Class A Investor Default Amount        $     254,841.98

TOTAL CLASS A EXCESS SPREAD                                $        148,533.81


REQUIRED AMOUNT                                            $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                              59.78%

   Class B Finance Charge Collections     $     878,186.16
   Other Amounts                          $           0.00

TOTAL CLASS B AVAILABLE FUNDS                              $        878,186.16


   Class B Monthly Interest               $     214,713.54
   Class B Servicing Fee                  $      70,833.33


TOTAL CLASS B EXCESS SPREAD                                $        592,639.29

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                        $        741,173.10




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   Excess Spread Applied to Required Amount                $              0.00

   Excess Spread Applied to Class A Investor               $              0.00
   Charge Offs

   Excess Spread Applied to Class B Items                  $        378,778.06

   Excess Spread Applied to Class B Investor               $              0.00
   Charge Offs

   Excess Spread Applied to Monthly Cash                   $          2,666.02
   Collateral Fee

   Excess Spread Applied to Cash Collateral                $              0.00
   Account

   Excess Spread Applied to other amounts owed             $              0.00
   Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                    $        359,729.02


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                          $     10,138,266.70


SERIES 1994-3 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO             $              0.00
SERIES 1994-3

   Excess Finance Charge Collections Applied to            $              0.00
   Required Amount

   Excess Finance Charge Collections Applied to            $              0.00
   Class A Investor Charge Offs

   Excess Finance Charge Collections Applied to            $              0.00
   Class B Items

   Excess Finance Charge Collections Applied to            $              0.00
   Class B Investor Charge Offs

   Excess Finance Charge Collections Applied to            $              0.00
   Monthly Cash Collateral Fee

   Excess Finance Charge Collections Applied to            $              0.00
   Cash Collateral Account

   Excess Finance Charge Collections Applied to            $              0.00
   other amounts owed Cash Collateral Depositor

YIELD AND BASE RATE --


   Base Rate (Current Month)                          7.98%
   Base Rate (Prior Month)                            7.89%



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   Base Rate (Two Months Ago)                         7.84%

THREE MONTH AVERAGE BASE RATE                                             7.90%


   Portfolio Yield (Current Month)                   14.10%
   Portfolio Yield (Prior Month)                     12.58%
   Portfolio Yield (Two Months Ago)                  13.14%

THREE MONTH AVERAGE PORTFOLIO YIELD                                      13.27%


PRINCIPAL COLLECTIONS --


CLASS A PRINCIPAL PERCENTAGE                                             91.50%

   Class A Principal Collections          $  21,032,450.24

CLASS B PRINCIPAL PERCENTAGE                                              8.50%

   Class B Principal Collections          $  31,261,061.07

TOTAL PRINCIPAL COLLECTIONS                                $     52,293,511.31





SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER          $              0.00
SERIES


CLASS A AMORTIZATION --

   Controlled Amortization Amount         $  28,593,750.00
   Deficit Controlled Amortization Amount $           0.00

CONTROLLED DISTRIBUTION AMOUNT                             $     28,593,750.00


CLASS B AMORTIZATION --

   Controlled Amortization Amount         $           0.00
   Deficit Controlled Amortization Amount $           0.00

CONTROLLED DISTRIBUTION AMOUNT                             $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL        $     23,699,761.31
SHARING






INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                               $              0.00




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CLASS B INVESTOR CHARGE OFFS                               $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                    $              0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                    $              0.00


CASH COLLATERAL ACCOUNT --


   Required Cash Collateral Amount        $   5,525,000.00
   Available Cash Collateral Amount       $   5,525,000.00


INTEREST RATE CAP PAYMENTS --


   Class A Interest Rate Cap Payments     $           0.00
   Class B Interest Rate Cap Payments     $           0.00

TOTAL DRAW AMOUNT                                          $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                            $              0.00


                                CHEVY CHASE BANK, F.S.B.,
                                as Servicer


                                By:  ________________________
                                          Mark A. Holles
                                          Vice President